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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)  December 6, 1994
                                                  ----------------


                    YANKEE ENERGY SYSTEM, INC.
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     (Exact name of registrant as specified in its charter)


     Connecticut         0-17605             06-123643
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(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



     599 Research Parkway, Meriden, Connecticut,  06450-1030
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (203)639-4000
                                                   --------------


                              n/a
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     (Former name or address, if changed since last report)



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ITEM 5 - Other Events

     On December 6, 1994, Philip T. Ashton announced to the Board of Directors of Yankee Energy System, Inc. (the "Company") his intention to retire as Chief Executive Officer effective March 1, 1995. Effective March 1, 1995, Branko Terzic, President and Chief Operating Officer will assume the additional position of Chief Executive Officer. Mr. Ashton will continue as Chairman of the Board. Mr. Terzic was also elected a director of the Company on December 6, 1994.


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                         SIGNATURES


     Pursuant to the requirements of the Securities and Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YANKEE ENERGY SYSTEM, INC.
                                   --------------------------
                                   (Registrant)




                                   /s/ Mary J. Healey
Date:  December 6, 1994            ---------------------------
                                   Mary J. Healey
                                   Secretary and Assistant
                                   General Counsel